Westwood Holdings Group, Inc. Q1 2011 Investor Presentation Brian O. Casey President & Chief Executive Officer William R. Hardcastle, Jr. Chief Financial Officer Exhibit 99.1

Forward – Looking Statements
Statements in this presentation that are not purely historical facts, including statements about our expected future financial position, preliminary estimates, results of operations or cash flows, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,”
“intend,” “should,” “could,” “goal,” “target,” “designed,” “on track,” “comfortable with,” “optimistic” and other similar expressions, constitute forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,
as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation, those set forth below:
• our ability to identify and successfully market services that appeal to our customers;
• the significant concentration of our revenues in four of our customers;
• our relationships with investment consulting firms;
• our relationships with current and potential customers;
• our ability to retain qualified personnel;
• our ability to successfully develop and market new asset classes;
• our ability to maintain our fee structure in light of competitive fee pressures;
• competition in the marketplace;
• downturn in the financial markets;
• the passage of legislation adversely affecting the financial services industries;
• interest rates;
• changes in our effective tax rate;
• our ability to maintain an effective system of internal controls; and
• the other risks detailed from time to time in our SEC reports.
Additional factors that could cause our actual results to differ materially from our expectations are discussed under the section entitled “Risk Factors” in our Form 10-K for the year ended December 31, 2010, which together with our other filings can be viewed at www.sec.gov. You should not unduly rely on these forward-looking statements. Except as required by law, we are not obligated to publicly release any revisions to these forward-looking statements.

Agenda I. Firm Overview II. Investment Process & Products III. Growth Opportunities IV. Financial Highlights V. Summary

Firm Overview

Westwood Overview
• Asset management firm focused on Value & Income products
• Serving institutional, private client and mutual fund investors since 1983
• Track record of providing strong long-term risk-adjusted returns
• Client-centered culture; interests aligned with equity-based incentives
• Publicly traded since 2002 (NYSE : WHG)

1
as of March 1, 2011

Product Distribution
• Separately managed portfolios
• Sub-Advisory
• Collective funds
• Targeted consultant
relationships
• Plan sponsor direct marketing
Westwood Holdings Group, Inc.
Westwood Management
Westwood Trust WHG Funds
• Enhanced Balanced
™
asset
allocation model
• Commingled funds
• Separately managed portfolios
• Client referrals
• Third party referral sources
• Local community involvement
• Capped expense ratios
• Institutional share class
• Defined contribution plans
• Other institutions
• A share class
• Mutual fund supermarkets
• DC consultants
• Private Wealth Advisors
• Media

Distribution Channels
Institutional
Private Wealth Mutual Funds

Investment Process & Products

Overview of Investment Process
Qualities that Westwood analysts look for in securities:
•
Strong free cash flow characteristics
•
Stable to improving return on equity
•
Improving balance sheet
•
Upside earnings surprise without corresponding change in consensus estimates
Portfolio
Teams
Research
Analysts
• Idea generation
• Proprietary fundamental research
• Make buy & sell recommendations
4 Research
Groups
• Led by senior analysts
• Weekly due diligence meetings to review analyst recommendations
• Approved securities move to list of portfolio candidates
• At least one member from each Research Group
• Weekly meetings to review portfolio and new names
• Makes buy and sell decisions and manages portfolio risk

4Q10
1-Year
Trailing
3-Years
Trailing
5-Years
Trailing
Since
Inception
Westwood LargeCap Value 10.6% 13.7% -4.2% 3.6% 11.8%
Net of Fees 10.5% 13.3% -4.5% 3.3% 11.1%
Russell 1000 Value 10.5% 15.5% -4.4% 1.3% 10.0%
Westwood SMidCap Value 15.7% 28.1% 8.4% 11.8% 15.5%
Net of Fees 15.5% 27.2% 7.8% 11.2% 15.0%
Russell 2500 Value 13.8% 24.8% 2.7% 3.9% 8.4%
Westwood SmallCap Value 16.4% 24.6% 1.4% 6.1% 9.6%
Net of Fees 16.2% 23.7% 0.8% 5.5% 9.1%
Russell 2000 Value 15.4% 24.5% 2.2% 3.5% 6.2%
Westwood AllCap Value 12.6% 18.6% -2.1% 4.7% 8.2%
Net of Fees 12.4% 17.9% -2.7% 4.1% 7.8%
Russell 3000 Value 10.9% 16.2% -3.9% 1.5% 5.3%
Westwood Income Opportunity Fund 3.2% 15.2% 7.0% 7.1% 10.0%
Net of Fees 3.0% 14.5% 6.4% 6.5% 9.5%
25% S&P 500 / 25% NAREIT / 25% 10-Year Treasury / 25% T-Bills 3.1% 13.1% 2.7% 4.5% 7.0%
Westwood Balanced Management 5.8% 10.2% 0.0% 4.7% 10.4%
Net of Fees 5.6% 9.6% -0.6% 4.1% 9.7%
60% S&P 500 / 40% Barclays Capital Government/Credit 5.5% 12.2% 1.0% 4.0% 8.9%
Core Fixed Income -1.2% 5.9% 6.5% 6.2% 8.3%
Net of Fees -1.3% 5.6% 6.2% 5.9% 7.9%
Barclays Capital Government/Credit -2.2% 6.6% 5.6% 5.6% 7.9%
Investment Performance vs. Benchmark
Thru December 31, 2010
Our investment teams have delivered excess returns across Value & Income products

(Inception:  1/1/87)
(Institutional Inception:  1/1/02)*
(Inception:  1/1/04)
(Inception:  7/1/02)
(Inception:  1/1/03)
(Inception:  1/1/87)
(Inception: 1/1/85)
*Due to capacity constraints, this product closed to new investors effective October 1, 2009.  Performance provided reflects the institutional track record which started January 1, 2002.  In 2001, Westwood transitioned a midcap core equity strategy to the institutional SMidCap strategy.  The midcap core portfolio was exclusively offered to private clients of Westwood's Trust Company.  This change occurred as a result of the increased demand we observed by institutional investors.  January 1, 2002 reflects the inception of the institutional SMidCap Equity strategy.  The true inception date of the composite is 7/1/97.  This strategy has consistently adhered to Westwood's investment process
Returns are preliminary and are subject to change. Please see appendix for full performance disclosures disclosures provided are considered an integral part of this presentation. Benchmark Data Source: © 2010 Mellon Analytical Solutions, LLC. All Rights Reserved.
(http://westwoodgroup.com/disclaimers.pdf).
The Past performance is not a guarantee of future returns. and philosophy.

Performance accelerates following small cap/risk-oriented rallies
Westwood LargeCap Equity vs. Russell 1000 Value

Past performance is not a guarantee of future returns. Performance provided is gross of management fees. Please see appendix for full performance disclosures. The disclosures provided are considered an integral part of this presentation. Universe data set is subject to change. The eA U.S. Large Cap Value Equity universe consists of U.S. Equity products that invest primarily in large capitalization stocks with fundamental characteristics showing them to be under-priced or in slower growing economic sectors.
The expected benchmarks for this universe would include the Russell 1000 Value, S&P 500 or the S&P/BARRA Value. Managers in this category will typically indicate a “Primary Capitalization Emphasis” equal to Large Cap and a “Primary Style Emphasis”
equal to Value.

Growth Opportunities

Growth Opportunities
• Significant capacity remains in seasoned products
• Subadvisory mandates
o
Access to broad distribution infrastructure & global market access
o
Support partner distribution network vs. building proprietary distribution network
• WHG Funds
o
Three-year track record achieved in all funds
o
Strong organic growth; assets under management currently exceed $1 billion
o
WHG Dividend Growth Fund added via McCarthy acquisition
o
Asset acquisition opportunities
• Private Wealth
o
Westwood Trust product development and asset gathering platform
o
Leverage referral sources
o
Expand private wealth platform in new markets – i.e. McCarthy Group Advisors (Omaha)

Corporate Development Opportunities
We seek to augment organic growth by pursuing strategic opportunities
• Mutual fund asset acquisition opportunities
o
McCarthy Multi-Cap Stock Fund reorganized into WHG Dividend Growth Fund in 2010
o
$68 million in assets; asset class extension for WHG Funds lineup
o
Philadelphia Fund reorganized into WHG LargeCap Value fund in 2009
o
$52 million in assets
o
Incrementally profitable – minimal ongoing costs
o
Benefits fund shareholders via expense ratio reduction opportunities
• Private wealth
o
Expand private wealth platform in new markets
o
Acquire relationship managers and asset gatherers
o
Acquired McCarthy Group Advisors in Q4 2010 ($1.1 billion in private wealth assets)
• Acquire additional products and research capabilities
o
International
o
Emerging Markets
o
Global

Significant Product Capacity Remains

Seasoned Products
(>3 year track record &
>$100 Million in assets)
Assets Under
Management
As of 12/31/10
Estimated
Maximum Capacity
AUM
Asset Growth
Potential
Product
Inception
LargeCap Value $5.7 billion $25 billion $19.3 billion 1987
SMidCap Value $3.0+ billion $3 billion Closed 1997
SmallCap Value $220 million $1.5 billion $1.3 billion 2004
AllCap Value $170 million $10 billion $9.8 billion 2002
Income Opportunity $450 million $2 billion $1.6 billion 2003
MLP $200 million $1.5 billion $1.3 billion 2003
Total Seasoned $9.9 billion $43 billion $33 billion
Unseasoned (R&D) Products
(<3 year track record &
<$100 Million in assets)
MidCap Value $21 million $15 billion $15 billion 2007
LargeCap Enhanced 130/30 $9 million $10 billion $10 billion 2007
Global Strategic Diversification $22 million $2 billion $2 billion 2010
SMidCap Plus+ $4 million $8 billion $8 billion 2010
Total Unseasoned $56 million $35 billion $35 billion
Total Seasoned & Unseasoned $10.0 billion $78 billion $68 billion
Legacy Products
Balanced / Fixed Income / REIT $528 million N/A N/A 1987 / 1985 / 1995
Note:  Table reflects Westwood Management AUM as of 12/31/10 (including Westwood Trust commingled funds); excludes approximately 800 million in
Westwood Trust separately managed accounts, agency assets and subadvised commingled funds and $1.2 billion under management by Omaha office

Seasoned Products & Capacity Available Page 9 Estimated Capacity – as of December 31, 2010 ($ billions) 23% 100% 15% 2% 22% 14%

Subadvisory

Subadvisory opportunities – attractive means for enhanced distribution of scalable products
• Access to established distribution channels
• Generally lower average fee, but high profitability due to low incremental costs
• Current Westwood Subadvisory mandates
• UBS Pace
• Wilmington Trust Co.
• Principal Financial
• State Farm
• Goodman Institutional Investors
• RBC Asset Management
• Pictet Funds
• Delaware Investments – Optimum Funds
• Timothy Plan
• Callan Diversified Alpha
• GAMCO Westwood Funds
• Westwood Trust

Growth in Subadvisory Assets Page 11 We have added 6 relationships and increased Subadvisory assets by $919 million since Q1 2008 Note: does not include Westwood Trust or GAMCO Westwood Funds assets

Pictet & Cie
• One of Europe’s oldest (founded in 1805) and largest ($383 B AUM) private banks
• Selected Westwood to manage their first U.S. Value fund
• 10-city European Marketing Tour with Pictet in Spring 2010
Cities Visited: Lugano, Milan, Paris, Zurich, Geneva, Lisbon, Madrid,
Luxembourg, Frankfurt, London
• Unique opportunity to introduce Westwood to significant new markets
• Near-term asset expectations are modest – AUM of $192 million at 12/31/10
• Longer-term opportunity is substantial

WHG Funds

WHG Funds
• Six funds advised by Westwood Management
• Strong asset growth – assets have grown to over $1 billion from initial two fund launch in December 2005
• Filed registration statement for seventh fund, WHG SMidCap Plus+, in Q1 2011
• Targeted primarily to institutional and defined contribution markets
Growth in WHG Funds Assets
$1,146
6.3%
Assets in WHG Funds as of February 28, 2011 = $1.146 billion

WHG Funds – Morningstar Ratings
Proportion of Assets Rated Four or Five Star (Asset Weighted)

Source: JPMorgan U.S. Asset Managers – North America Equity Research dated  December 14, 2010;  Strategic Insight.
WHG Funds AUM as of 12/31/10

Westwood Trust
• Very high rate of client retention
• Enhanced Balanced
™
– Asset allocation model     9 asset classes managed by Westwood Management
4 asset classes managed by subadvisors
– Consultative approach
– Low cost, efficient solution
– Asset gathering platform
– Private Client – “Best Ideas”
• Subadvisors:

International Growth
High Yield
International Value
Domestic Growth

Financial Highlights

Growth in Assets Under Management
•
5-year compound annual growth rate in AUM of 20%
•
Over this same period, the level of the S&P 500 index
has risen by less than 1%
•
Trailing five years net inflows of $4.2 billion
AUM Growth in a Challenging Environment
Total AUM at 12/31/10 = $12.5 Billion

Shift in Assets Under Management Mix
•
Strong organic growth has pushed mutual fund
assets to meaningful share of total assets
•
Private wealth assets expanded with acquisition of
$1.1 billion of assets in McCarthy transaction
AUM ($ millions)
Channel 2005 2010 5-Year CAGR
Institutional $3,674 $8,359 18%
Private Wealth $1,246 $3,148 20%
Mutual Funds $8 $970 161%
Total AUM $4,928 $12,477 20%

Revenue Growth
(excluding performance-based fees)

•
Consistent growth in asset-based fee revenue:  5-year CAGR of 21%
•
The value of the S&P 500 index is essentially flat over this time period
•
2010 revenue was the highest in Westwood’s history

Economic Earnings, Dividends & Growing Cash Balances
2005 – 2010
Cash & Liquid Investments as of December 31, 2010 are 121% higher than at year-end 2005
Note: 2007 and 2008 economic earnings include impact of performance fees of $3.0 million and $8.7 million, respectively; cash &
investments excludes shares of Teton Advisors, Inc.

WHG Quarterly Dividend History

•
We seek to share excess cash with shareholders
•
Dividends declared since 2002: $68 million
•
3.7% yield as of March 1, 2011 close at $1.40 annualized dividend rate

1-Year            Percentile 3-Year          Percentile 5-Year            Percentile
WHG 15.02%                   62 18.96%                  34 172.99%                 6
Russell 2000 26.85%                   45 6.82%                  45 24.46%                 48
WHG Stock Performance vs. NYSE Listed Companies
as of 12/31/10

Top Performer 91.1%
Bottom Performer -23.8%
Top Performer 95.3%
Bottom Performer -69.8%
Top Performer 180.6%
Bottom Performer -74.6%
Data excludes 5% tails - Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.

For the Second Year in a Row,
DeMarche Associates, Inc. Names
Westwood Holdings Group, Inc.
Among “Best 100” Companies
July 15, 2010
Westwood Holdings Group, Inc. has been named one
of the “Best 100 Companies in the United States” by
DeMarche Associates, Inc., a leading U.S. investment
research firm. The award is based on DeMarche’s
proprietary research and fundamental analysis of
more than 3,000 U.S. corporations in terms of
managing growth and risk factors while maintaining
shareholder value.
DeMarche “Best 100”
Companies
in the United States

Ownership & Results

Equity-based compensation is a critical part of our compensation program
•
Meaningful equity ownership aligns employees’ interests with clients and shareholders
•
Restricted stock awards used to attract and retain talented individuals and teams
•
Very high retention of key personnel
•
Transparency of public company structure allows broad dissemination of key financial metrics to all employee shareholders
•
Restricted stock recipients have voting rights and receive dividends upon vesting
Results
•
Strong product performance. Key products have outperformed respective benchmarks over trailing 5-year period as of December 31, 2010.
•
Growth in assets under management. AUM has increased by 168% from June 2002 spin-off to year-end 2010.
•
Increased shareholder value. Market value has increased from $75 million at June 2002 to $306 million at year-end 2010 – a total return of 355% compared to 96% for the Russell 2000 index over the same period.
•
Excess cash returned to shareholders through dividends. We have declared $68 million in dividends to shareholders since June 2002.

Importance of Alignment

•
We have long believed that our ownership model and employee compensation program provide effective alignment of employees’ interests with clients and shareholders.
•
A recent study by Casey Quirk reveals evidence that employee ownership and low employee turnover are positively correlated with better business performance.
•
Firms with low employee turnover produced 3-7% higher compounded revenue growth over the 2003-2009 study period compared to firms with high employee turnover.
•
Firms with employee ownership produced 3.4% higher compounded revenue growth over the study period compared to firms with no employee ownership.
•
The Casey Quirk/eVestment Alliance 2010 Consultant Survey indicates that strong alignment has become a critical selection criteria for gatekeepers.
•
92% of consultants surveyed responded that alignment issues are part of their manager search criteria.
•
The two most important alignment issues for survey respondents were ownership structure and long-term incentives.

Summary

Summary of Strategic Priorities
Ongoing Priorities
•
Serve clients attentively
•
Generate competitive investment performance
•
Service consultant relationships
•
Leverage referral sources at Westwood Trust
•
Increase visibility of WHG stock
Near Term Priorities
•
Match manufacturing capability with distribution partners through Subadvisory opportunities
•
Expand awareness of WHG Funds with Private Wealth Advisory firms and Defined Contribution
Consultants
•
Invest in client reporting, branding, work environment and technology enhancements
•
Cultivate new “R&D” products
•
Corporate development opportunities
•
Evaluate options for International, Emerging Markets and Global investment management capabilities

www.westwoodgroup.com 200 Crescent Court Suite 1200 Dallas, Texas 75201 T. 214.756.6900

Disclosures

Economic Earnings Reconciliation
Economic Earnings Reconciliation
($ thousands)
2005 2006 2007 2008 2009 2010
GAAP net income 3,636 $      4,508 $      7,944 $      10,543 $    7,895 $      11,280 $
Add: Restricted stock expense 2,114         4,500         5,316         6,735         7,666         9,269
Add: Stock option expense 250            126            -            -            -            -
Add: Intangible amortization -            -            -            -            13              155
Add: Tax benefit from goodwill amortization -            -            -            -            5                59
Less: Cumulative effect of change in
accounting principle -            (39)            -            -            -            -
Non-GAAP economic earnings 6,000 $      9,095 $      13,260 $    17,278 $    15,579 $    20,763 $

LargeCap Value Disclosure Information
Year
Gross-
of-Fees
Return
Net-of-
Fees
Return
Russell
1000
Value S&P 500
Number
of
Portfolios Dispersion
Total
Composite
Assets ($Mils)
Percentage
of Firm
Assets (%)
Percentage
of Non-Fee
Paying
Portfolios
(%)
Total
Firm
Assets
(%)
2010 13.7% 13.3% 15.5% 15.1% 47 0.3 $5,057.0 48.0% 0.0% $10,530.8
2009 14.5% 14.2% 19.7% 26.5% 46 0.5 $4,375.5 46.9% 0.0% $9,322.6
2008 -32.4% -32.7% -36.9% -37.0% 36 0.3 $3,142.0 48.1% 0.0% $6,538.0
2007 13.3% 12.9% -0.2% 5.5% 34 0.3 $2,921.7 41.1% 0.0% $7,113.2
2006 19.9% 19.5% 22.3% 15.8% 32 0.1 $2,368.8 43.4% 0.0% $5,455.9
2005 15.8% 15.3% 7.1% 4.9% 32 0.3 $2,656.2 57.7% 0.0% $4,606.5
2004 14.2% 13.7% 16.5% 10.9% 39 0.3 $2,572.6 67.7% 0.0% $3,797.6
2003 24.8% 24.3% 30.0% 28.7% 42 0.5 $2,341.3 61.4% 0.0% $3,815.3
2002 -15.7% -16.1% -15.5% -22.1% 38 0.5 $1,822.5 45.4% 0.0% $4,014.6
2001 -8.2% -8.6% -5.6% -11.9% 35 0.4 $1,880.7 46.8% 0.0% $4,022.9
2000 13.5% 13.0% 7.0% -9.2% 33 0.6 $1,637.3 46.1% 0.0% $3,551.7
The standard fee schedule for LargeCap Equity institutional accounts is 0.75% on the first $25 million, negotiable thereafter.
Westwood Management Corp. claims compliance with the Global InvestmentPerformance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. Westwood Management has been independently verified for the periods January 1, 1995 through December 31, 2009.
Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The LargeCap Value Composite has been examined for the periods January 1, 1995 through December
31, 2009. The verification and performance examination reports are available upon request.
The LargeCap composite includes all taxable and tax-exempt, fee-paying fully discretionary accounts invested primarily in equity securities with market capitalizations above $7.5 billion and having comparable objectives. Inception Date January 1, 1987.
The minimum portfolio size for inclusion in the LargeCap Composite is $5 million beginning 1/1/06.
PERFORMANCE RESULTS:  LARGECAP EQUITY COMPOSITE
January 1, 2000  through December 31, 2010
Reporting Currency: USD Creation Date: January 1994
The LargeCap Composite is benchmarked against the Russell 1000 Value. The Russell 1000 Value Index is an unmanaged market index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Index is an unmanaged market index that measures the performance of the 1000 largest companies in the Russell 3000 Index. The S&P 500 Index covers 500 companies of the U.S. markets, is capitalization weighted, and includes a representative sample of leading companies in leading industries. The S&P 500 Index is an unmanaged market index.
LARGECAP EQUITY LARGECAP EQUITY
COMPOSITE RETURNS COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
S&P
500
Gross of
Fees
Net of
Fees
S&P
500
ANNUALIZED RETURNS CALENDAR YEAR RETURNS
1 Year 13.7% 13.3
%
15.5
%
15.1
%
2010 13.7% 13.3
%
15.5
%
15.1
%
2 Years 14.1% 13.7% 17.6% 20.6% 2009 14.5% 14.2% 19.7% 26.5%
3 Years -4.2% -4.5
%
-4.4
%
-2.9
%
2008 -32.4% -32.7
%
-36.9
%
-37.0
%
4 Years -0.1% -0.4% -3.4% -0.8% 2007 13.3% 12.9% -0.2% 5.5%
5 Years 3.6% 3.3
%
1.3
%
2.3
%
2006 19.9% 19.5
%
22.3
%
15.8
%
6 Years 5.6% 5.2% 2.2% 2.7% 2005 15.8% 15.3% 7.1% 4.9%
7 Years 6.8% 6.4
%
4.1
%
3.9
%
2004 14.2% 13.7
%
16.5
%
10.9
%
8 Years 8.9% 8.4% 7.1% 6.7% 2003 24.8% 24.3% 30.0% 28.7%
9 Years 5.8% 5.4
%
4.3
%
3.0
%
2002 -15.7% -16.1
%
-15.5
%
-22.1
%
10 Years 4.3% 3.9% 3.3% 1.4% 2001 -8.2% -8.7% -5.6% -11.9%
11 Years 5.1% 4.7
%
3.6
%
0.4
%
2000 13.5% 13.1
%
7.0
%
-9.1
%
12 Years 5.8% 5.4% 3.9% 2.0% 1999 13.8% 13.3% 7.4% 21.0%
13 Years 7.0% 6.5
%
4.8
%
3.8
%
1998 21.5% 20.6
%
15.6
%
28.6
%
14 Years 8.7% 8.2% 6.7% 5.7% 1997 33.6% 32.7% 35.2% 33.4%
15 Years 9.9% 9.3
%
7.6
%
6.8
%
1996 27.8% 26.9
%
21.6
%
23.0
%
16 Years 11.6% 11.0% 9.3% 8.5% 1995 40.5% 39.3% 38.4% 37.6%
17 Years 11.1% 10.5
%
8.6
%
8.0
%
1994 4.2% 3.5
%
-2.0
%
1.3
%
18 Years 11.6% 11.0% 9.1% 8.2% 1993 19.2% 18.5% 18.1% 10.1%
19 Years 11.4% 10.8
%
9.4
%
8.1
%
1992 9.0% 8.3
%
13.8
%
7.6
%
20 Years 12.0% 11.4% 10.1% 9.1% 1991 24.7% 23.9% 24.6% 30.5%
21 Years 10.9% 10.2
%
9.2
%
8.5
%
1990 -9.2% -10.0
%
-8.1
%
-3.1
%
22 Years 11.8% 11.1% 9.8% 9.5% 1989 32.5% 31.7% 25.2% 31.7%
23 Years 12.0% 11.3
%
10.4
%
9.8
%
1988 16.6% 15.7
%
23.2
%
16.6
%
24 Years 11.8% 11.1
%
10.0
%
9.6
%
1987 7.8% 6.9
%
0.5
%
5.3
%
Since Inception
(1/1/87) 11.8% 11.1
%
10.0
%
9.6
%
1986 21.5% 20.5
%
20.7
%
22.7
%
Russell 1000
Value
Russell
1000 Value
Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.

SMidCap Value Disclosure Information*
Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.
* Due to capacity constraints, this product closed to new investors effective October 1, 2009.
Year
Gross of
Fees
Return
Net of
Fees
Return
Russell
2500
Russell
2500 Value
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Percentage
of Non-Fee
Paying
Portfolios
Total
Firm
Assets
2010 28.1% 27.2% 26.7% 24.8% 23 0.4 $1,877.2 17.8% 0.0% $10,530.8
2009 35.0% 34.3% 34.4% 27.7% 21 0.5 $1,559.7 16.7% 0.0% $9,322.6
2008 -26.4% -26.7% -36.8% -32.0% 16 0.2 $917.4 14.0% 0.0% $6,538.0
2007 12.3% 11.7% 1.4% -7.3% 14 0.3 $1,091.2 15.3% 0.0% $7,113.2
2006 22.2% 21.6% 16.2% 20.2% 9 0.2 $784.5 14.4% 0.0% $5,455.9
2005 20.8% 20.5% 8.1% 7.7% 4 0.1 $554.9 12.0% 0.0% $4,606.5
2004 28.1% 27.6% 18.3% 21.6% 2 0.1 $77.9 2.1% 0.0% $3,797.6
2003 34.1% 33.6% 45.5% 44.9% 2 0.3 $50.5 1.3% 0.0% $3,815.3
2002 1.2% 0.7% -17.8% -9.9% 2 0.1 $32.7 0.8% 0.0% $4,014.6
2001 -10.8% -11.1% 1.2% 9.7% 2 1.4 $31.8 0.8% 0.0% $4,022.9
2000 7.4% 7.0% 4.3% 20.8% 2 0.2 $35.9 1.0% 0.0% $3,551.7
The standard fee schedule for SMidCap institutional accounts is 0.85% on the first $25 million, negotiable thereafter.
Westwood Management Corp. claims compliance with the Global InvestmentPerformance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. Westwood Management has been independently verified for the periods
January 1, 1995 through December 31, 2009.
Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the
GIPS standards. The SmidCap Composite has been examined for the periods January 1, 1995 through December 31, 2009. The verification and performance examination reports are available upon request.
The SMidCap Composite consists of tax-exempt and taxable, fee-paying fully discretionary accounts invested primarily in equity securities with market capitalizations between $500 million and $8.0 billion and having comparable objectives.
The minimum portfolio size for inclusion in the SMidCap Composite is $5 million beginning 1/1/06.
PERFORMANCE RESULTS: SMIDCAP COMPOSITE
January 1, 2000 through December 31, 2010
Reporting Currency: USD Creation Date: July 1997
The Russell 2500 Index is an unmanaged index of the shares of small and mid-sized U.S. companies. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment  and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.  The
Russell 2500 includes the smallest 2500 securities in the Russell 3000.  The Russell 2500 Value contains those Russell 2500 Index companies with lower-price-to-book ratios and lower forecasted growth.
SMIDCAP EQUITY
COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
Russell
2500
Russell
2500
Value
ANNUALIZED RETURNS
1 Year 28.1% 27.2% 26.7% 24.8%
2 Years 31.5% 30.7% 30.5% 26.2%
3 Years 8.4% 7.8% 2.5% 2.7%
4 Years 9.4% 8.7% 2.2% 0.1%
5 Years 11.8% 11.2% 4.9% 3.9%
6 Years 13.3% 12.7% 5.4% 4.5%
7 Years 15.3% 14.7% 7.1% 6.8%
8 Years 17.5% 16.9% 11.3% 10.9%
9 Years 15.5% 15.0% 7.6% 8.4%
10 Years 12.6% 12.1% 7.0% 8.5%
11 Years 12.1% 11.6% 6.7% 9.6%
12 Years 13.5% 13.0% 8.1% 8.9%
13 Years 13.5% 13.0% 7.5% 8.0%
Since Inception
(7/1/97) 14.4% 13.9% 8.1% 8.9%
CALENDAR YEARS
2010 28.1% 27.2% 26.7% 24.8%
2009 35.0% 34.3% 34.4% 27.7%
2008 -26.4% -26.7% -36.8% -32.0%
2007 12.3% 11.7% 1.4% -7.3%
2006 22.2% 21.6% 16.2% 20.2%
2005 20.8% 20.5% 8.1% 7.7%
2004 28.1% 27.6% 18.3% 21.6%
2003 34.1% 33.6% 45.5% 44.9%
2002 1.2% 0.7% -17.8% -9.9%
2001 -10.8% -11.1% 1.2% 9.7%
2000 7.4% 7.0% 4.3% 20.8%
1999 30.1% 29.7% 24.2% 1.5%
1998 13.7% 13.0% 0.4% -1.9%

SmallCap Value Disclosure Information
SMALLCAP VALUE
COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
Russell
2000 Value
ANNUALIZED RETURNS
1 Year 24.6% 23.7% 24.5%
2 Years 22.9% 22.1% 22.5%
3 Years 1.4% 0.8% 2.2%
4 Years 2.0% 1.4% -1.0%
5 Years 6.1% 5.5% 3.5%
6 Years 6.8% 6.3% 3.7%
7 Years 9.6% 9.1% 6.2%
Since Inception
(1/1/04) 9.6% 9.1% 6.2%
CALENDAR YEARS
2010 24.6% 23.7% 24.5%
2009 21.4% 20.6% 20.6%
2008 -31.0% -31.4% -28.9%
2007 3.6% 3.2% -9.8%
2006 24.1% 23.7% 23.5%
2005 10.5% 10.1% 4.7%
2004 28.4% 28.1% 22.3%
Year
Gross
of Fees
Return
Net of
Fees
Return
Russell
2000 Value
Number of
Portfolios Dispersion
Total Assets Percentage
at End of
Period
of Firm
Assets
Percentage
of Non-Fee
Paying
Portfolios
Total Firm
Assets
2010 24.6% 23.7% 24.5% 8 1.0 $204.6 1.9% 0.0% $10,530.8
2009 21.4% 20.6% 20.6% 11 0.3 $242.2 2.6% 0.0% $9,322.6
2008 -31.0% -31.4% -28.9% 9 0.4 $177.2 2.7% 0.0% $6,538.0
2007 3.6% 3.2% -9.8% 5 0.9 $134.5 1.9% 0.0% $7,113.2
2006 24.1% 23.7% 23.5% 4 0.2 $125.7 2.3% 0.0% $5,455.9
2005 10.5% 10.1% 4.7% 3 0.5 $38.0 0.8% 0.0% $4,606.5
2004 28.4% 28.1% 22.3% 3 0.3 $37.7 1.0% 0.0% $3,797.6
The SmallCap Value composite consists of taxable and tax-exempt, fee-paying fully discretionary accounts whose main objective is to invest primarily in equity securities with market capitalizations between $100 million and $2.5 billion and having comparable objectives.
PERFORMANCE RESULTS: SMALLCAP VALUE COMPOSITE
January 1, 2004 through December 31, 2010
Reporting Currency: USD Creation Date: January 2004
The minimum portfolio size for inclusion in the SmallCapValue Composite is $5 million beginning 1/1/06.
The Russell 2000 Value Index is an unmanaged index that measures the performance those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
The standard fee schedule for SmallCap Value institutional accounts is 1.00% on the first $10 million, negotiable thereafter.
Westwood Management Corp. claims compliance with the Global InvestmentPerformance Standards (GIPS®) and has
prepared and presented this report in compliance with the GIPS standards. Westwood Management has been independently verified for the periods January 1, 1995 through December 31, 2009.
Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The SmallCap Value Composite has been examined for the periods January 1, 1995 through December 31, 2009. The verification and performance examination reports are available upon request.
Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.

AllCap Value Disclosure Information
ALLCAP VALUE
COMPOSITE RETURNS
Gross of
Fees
Net of
Fees Russell 3000 Value
ANNUALIZED RETURNS
1 Year 18.6% 17.9% 16.2%
2 Years 19.7% 19.0% 18.0%
3 Years -2.1% -2.7% -3.9%
4 Years 1.2% 0.6% -3.2%
5 Years 4.7% 4.1% 1.5%
6 Years 6.5% 6.0% 2.3%
7 Years 8.3% 7.8% 4.3%
8 Years 10.6% 10.2% 7.3%
Since Inception
(7/1/02) 8.2% 7.8% 5.3%
CALENDAR YEARS
2010 18.6% 17.9% 16.2%
2009 20.8% 20.2% 19.8%
2008 -34.4% -34.9% -36.3%
2007 11.5% 11.0% -1.0%
2006 20.0% 19.5% 22.3%
2005 16.0% 15.7% 6.9%
2004 19.5% 19.3% 16.9%
2003 28.6% 28.4% 31.1%
2002
1
-12.9% -13.0% -11.7%
1.
Inception Date: 7/1/02
Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.
The AllCap Value Composite includes all taxable and tax-exempt, fee-paying fully discretionary accounts generally invested in equity securities with market capitalizations greater than $100 million at time of purchase and having comparable objectives.
The minimum portfolio size for inclusion in the AllCap Value Composite is $5 million beginning 1/1/06.
The composite is benchmarked against the Russell 3000 Index. The Russell 3000 Value Index is an
unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.
The standard fee schedule for AllCap Value institutional separate account is 0.80% on the first $10 million, negotiable thereafter.
Westwood Management Corp. claims compliance with the Global Investment Performance
Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. Westwood Management has been independently verified for the periods January 1,
1995 through December 31, 2009.
Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The
AllCap Value Composite has been examined for the periods January 1, 1995 through December 31,
2009. The verification and performance examination reports are available upon request.
Year
Gross
of Fees
Return
Net of
Fees
Return
Russell
3000 Value
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Total Firm
Assets
2010 18.6% 17.9% 16.2% 4 0.82 $103.3 1.0% $10,530.8
2009 20.8% 20.2% 19.8% 4 0.00 $90.1 1.0% $9,322.6
2008 -34.4% -34.9% -36.3% 1 0.00 $16.8 0.3% $6,538.0
2007 11.5% 11.0% -1.0% 3 0.00 $39.0 0.5% $7,113.2
2006 20.0% 19.5% 22.3% 1 0.00 $18.5 0.3% $5,455.9
2005 16.0% 15.7% 6.9% 1 0.00 $12.5 0.3% $4,606.5
2004 19.5% 19.3% 16.9% 1 0.00 $2.5 0.1% $3,797.6
2003 28.6% 28.4% 31.1% 1 0.00 $96.8 2.5% $3,815.3
2002¹
-12.9% -13.0% -11.7% 1 0.00 $63.3 1.6% $4,014.6
1. Inception Date 7/1/02
PERFORMANCE RESULTS: ALLCAP VALUE COMPOSITE
July 1, 2002 through December 31, 2010
Reporting Currency: USD Creation Date: July 2002

Income Opportunity Disclosure Information
A complete list and description of the firm's composites and historical performance records are available upon request.
The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued
dividends and interest income.  Securities are valued as of trade-date.    Monthly returns are asset-weighted based
on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.
The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.
Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account.  Actual results may vary depending on level of assets and fee schedule.  Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.
Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.
Westwood Management is in compliance with GIPS® standards since January 1, 1993.
Westwood Management Corp. (Westwood) has prepared and presented this report in compliance with the
Global Investment Performance Standards (GIPS®). Past performance is no guarantee of future results.
Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc.
(NYSE: WHG).
Year
Gross
of Fees
Return
Net of
Fees
Return
S&P
500 Nareit
3 Mo
T-Bill
10 Yr
Treas
Note
Benchmark¹
Number of
Portfolios Dispersion
Total
Assets at
End of
Period
Percentage
of Firm
Assets
Total
Firm
Assets
2010 15.2% 14.5% 15.1% 28.0% 0.1% 8.1% 13.1% 3 0.8 $313.2 3.0% $10,530.8
2009 13.9% 13.3% 26.5% 28.0% 0.2% -9.9% 12.0% 3 1.3 $203.5 2.2% $9,322.6
2008 -6.7% -7.1% -37.0% -37.7% 1.8% 20.3% -14.6% 3 4.3 $144.1 2.2% $6,538.0
2007 0.8% 0.2% 5.5% -15.7% 4.7% 9.8% 1.0% 3 1.1 $190.6 2.7% $7,113.2
2006 14.1% 13.5% 15.8% 35.1% 4.8% 1.4% 13.7% 5 0.2 $235.0 4.3% $5,455.9
2005 5.7% 5.4% 4.9% 12.2% 3.0% 2.0% 5.7% 20 0.3 $119.6 2.6% $4,606.5
2004 16.8% 16.3% 10.9% 31.6% 1.2% 4.9% 12.0% 2 0.3 $32.7 0.9% $3,797.6
2003
23.5% 23.2% 28.7% 37.1% 1.1% 1.3% 16.3% 2 0.2 $18.9 0.5% $3,815.3
1. 25%S&P500/25%Nareit Equity/25%Treasury Bill/25%10-Yr. Treasury Note
PERFORMANCE RESULTS: INCOME OPPORTUNITY
January 1, 2003 through December 31, 2010
Reporting Currency: USD Creation Date: January 2003
The Income Opportunity composite includes all taxable and tax-exempt, fee-paying fully discretionary accounts whose primary investment objective is to provide current income. A secondary objective is to provide the opportunity for long-term capital appreciation.
The Income Opportunity Composite is compared to a four-part benchmark (25% S&P 500, 25% NAREIT, 25% 10-Yr
Treasury, 25% 3-Month T-Bill), which is rebalanced monthly. The S&P 500 covers 500 companies of the US markets, is capitalization weighted, and includes a representative sample of leading companies in leading industries.  The NAREIT
Equity Index is an index of all tax-qualified equity REITs listed on the NYSE, AMEX, and NASDAQ, which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.  Investments cannot be made directly into the NAREIT Equity Index.  The return of the 3-month Treasury bill and the 10-year Treasury note are calculated by Lehman Brothers each month and published in their Global Bond Index.  All of the indices described above are unmanaged market indices.
The minimum portfolio size for inclusion in the Income Opportunity Composite is $5 million beginning 1/1/06.
In January 2005, the name of this composite was changed from the Dynamic Income Composite to the Income Opportunity
Composite.
The standard fee schedule for  Income Opportunity Institutional accounts is 0.80% on the first $25 million, negotiable thereafter.
Westwood Management Corp. claims compliance with the Global Investment Performance Standards (GIPS®) and has
prepared and presented this report in compliance with the GIPS standards. Westwood Management has been independently verified for the periods January 1, 1995 through December 31, 2009.
Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Income Opportunity Composite has been examined for the periods January 1, 1995 through December 31, 2009. The verification and performance examination reports are available upon request.
Westwood discontinued the use of the 45% S&P 500 and 55% LBG/C Intermediate benchmark on 1/1/05. The benchmark was no longer representative of the characteristics of the Composite.
INCOME OPPORTUNITY
COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
ANNUALIZED RETURNS
1 Year 15.2% 14.5% 15.1% 28.0% 0.1% 8.1% 13.1%
2 Years 14.5% 13.9% 20.6% 28.0% 0.2% -1.3% 12.6%
3 Years 7.0% 6.4% -2.9% 0.7% 0.7% 5.4% 2.7%
4 Years 5.4% 4.8% -0.8% -3.7% 1.7% 6.5% 2.3%
5 Years 7.1% 6.5% 2.3% 3.0% 2.3% 5.5% 4.5%
6 Years 6.9% 6.3% 2.7% 4.5% 2.4% 4.9% 4.7%
7 Years 8.2% 7.7% 3.9% 8.0% 2.2% 4.9% 5.7%
8 Years 10.0% 9.5% 6.7% 11.3% 2.1% 4.4% 7.0%
Since Inception (1/1/03) 10.0% 9.5% 6.7% 11.3% 2.1% 4.4% 7.0%
2010 15.2% 14.5% 15.1% 28.0% 0.1% 8.1% 13.1%
2009 13.9% 13.3% 26.5% 28.0% 0.2% -9.9% 12.0%
2008 -6.7% -7.1% -37.0% -37.7% 1.8% 20.3% -14.6%
2007 0.8% -0.8% 5.5% -15.7% 4.7% 9.8% 1.0%
2006 14.1% 13.5% 15.8% 35.1% 4.8% 1.4% 13.7%
2005 5.7% 5.4% 4.9% 12.2% 3.0% 2.0% 5.7%
2004 16.8% 16.3% 10.9% 31.6% 1.2% 4.9% 12.0%
2003 23.5% 23.2% 28.7% 37.1% 1.1% 1.3% 16.3%
1
. 25%S&P500/25%Nareit Equity/25%Treasury Bill/25%10-Yr. Treasury Note
Benchmark1
S&P 500 Nareit 3 Mo T-Bill
10 Yr Treas
Note
Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.

Balanced Disclosure Information
Year
Gross of
Fees
Return
Net of
Fees
Return
60% S&P
500/40%
BCG/C
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Total Firm
Assets
2010 10.2% 9.6% 12.2% 2 0.0 $31.9 0.3% $10,530.8
2009 11.2% 10.7% 17.7% 2 0.1 $31.2 0.3% $9,322.6
2008 -18.5% -19.0% -21.9% 2 0.1 $28.9 0.4% $6,538.0
2007 10.8% 10.1% 6.3% 3 0.2 $65.0 0.9% $7,113.2
2006 13.4% 12.7% 10.9% 3 0.2 $57.6 1.1% $5,455.9
2005 10.9% 10.2% 4.0% 3 0.2 $49.5 1.1% $4,606.5
2004 9.4% 8.8% 8.2% 4 0.1 $73.5 1.9% $3,797.6
2003 16.1% 15.3% 18.8% 3 0.2 $48.5 1.3% $3,815.3
2002 -4.8% -5.4% -9.5% 5 0.5 $87.0 2.2% $4,014.6
2001 -1.1% -1.7% -3.7% 6 0.3 $164.1 4.1% $4,022.9
2000 13.3% 12.4% -1.0% 5 0.2 $100.8 2.8% $3,551.7
The standard fee schedule for Balanced institutional accounts is 0.625% on the first $25 million, negotiable thereafter.
PERFORMANCE RESULTS:  BALANCED COMPOSITE
January 1, 2000 through December 31, 2010
Westwood Management Corp. claims compliance with the Global InvestmentPerformance Standards (GIPS®) and has
prepared and presented this report in compliance with the GIPS standards. Westwood Management has been independently verified for the periods January 1, 1995 through December 31, 2009.
Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Balanced Composite has been examined for the periods
January 1, 1995 through December 31, 2009. The verification and performance examination reports are available upon
A composite of taxable and tax-exempt, fee-paying fully discretionary accounts invested in LargeCap Equity and investment grade fixed income securities and having comparable objectives The typical allocation for the composite is
60% equity and 40% fixed income. Inception Date: January 1, 1987
The minimum portfolio size for inclusion in the Balanced Composite is $5 million beginning 1/1/06.
Creation Date: January 1994 Reporting Currency: USD
The Balanced composite is benchmarked 60% against the S&P 500 Index and 40% against the Barclays
Government/Credit Index (BCG/C) and is rebalanced monthly. The S&P 500 Index covers 500 companies of the U.S.
markets, is capitalization weighted, and includes a representative sample of leading companies in leading industries. The
S&P 500 Index is an unmanaged market index. The Barclays Government/Credit Index (BCG/C) is an unmanaged market index consisting of approximately 5,300 corporate and government issues with at least $100 million outstanding for
BALANCED BALANCED
COMPOSITE RETURNS COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
60% S&P500 /
40% BCG/C
Gross of
Fees
Net of
Fees
60% S&P500 /
40% BCG/C
ANNUALIZED RETURNS CALENDAR YEARS
1 Year 10.2% 9.6% 12.2% 2010 10.2% 9.6% 12.2%
2 Years 10.7% 10.2% 14.9% 2009 11.2% 10.7% 17.7%
3 Years 0.0% -0.6% 1.0% 2008 -18.5% -19.0% -21.9%
4 Years 2.6% 2.0% 2.3% 2007 10.8% 10.1% 6.3%
5 Years 4.7% 4.1% 4.0% 2006 13.4% 12.7% 10.9%
6 Years 5.7% 5.1% 4.0% 2005 10.9% 10.2% 4.0%
7 Years 6.2% 5.6% 4.6% 2004 9.4% 8.8% 8.3%
8 Years 7.4% 6.8% 6.3% 2003 16.1% 15.3% 18.8%
9 Years 6.0% 5.3% 4.4% 2002 -4.8% -5.4% -9.5%
10 Years 5.2% 4.6% 3.5% 2001 -1.1% -1.7% -3.7%
11 Years 5.9% 5.3% 3.1% 2000 13.3% 12.4% -0.9%
12 Years 6.1% 5.5% 3.8% 1999 7.6% 7.0% 11.4%
13 Years 6.7% 6.0% 5.1% 1998 14.0% 13.2% 21.4%
14 Years 7.8% 7.2% 6.3% 1997 23.6% 22.8% 23.7%
15 Years 8.4% 7.8% 6.8% 1996 17.5% 16.8% 14.7%
16 Years 9.7% 9.0% 8.1% 1995 30.5% 29.4% 30.0%
17 Years 9.1% 8.4% 7.6% 1994 0.3% -0.2% -0.6%
18 Years 9.4% 8.8% 7.8% 1993 15.7% 14.8% 10.5%
19 Years 9.4% 8.7% 7.8% 1992 8.0% 7.5% 7.7%
20 Years 10.0% 9.4% 8.6% 1991 23.2% 22.6% 24.8%
21 Years 9.6% 8.9% 8.2% 1990 1.1% 0.5% 1.6%
22 Years 10.2% 9.6% 8.9% 1989 24.7% 24.1% 24.6%
23 Years 10.4% 9.8% 9.1% 1988 15.9% 15.2% 13.0%
24 Years 10.4% 9.7% 8.9% 1987 8.0% 7.5% 5.5%
Since Inception (1/1/87) 10.4% 9.7% 8.9%
Benchmark Data Source: © 2010 Mellon Analytical Solutions, LLC. All Rights Reserved.

Core Fixed Income Disclosure Information
Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.
Year
Gross
of Fees
Return
Net of
Fees
Return BCGC
Number
of
Portfolios Dispersion
Percentage
of Carve-
Outs (%)
Total
Composite
Assets
($Mils)
Percentage
of Firm
Assets (%)
Total
Firm
Assets
($Mils)
2010 5.9% 5.6% 6.6% 3 0.1 0.0% $105.8 1.0% $10,530.8
2009 5.3% 5.0% 4.5% 6 0.4 17.5% $117.2 1.3% $9,322.6
2008 8.3% 8.0% 5.7% 6 0.4 16.6% $110.9 1.7% $6,538.0
2007 7.3% 7.1% 7.2% 7 0.2 23.9% $151.8 2.1% $7,113.2
2006 4.1% 3.8% 3.8% 7 0.1 26.7% $128.5 2.4% $5,455.9
2005 2.9% 2.6% 2.4% 7 0.2 26.4% $86.8 1.9% $4,606.5
2004 3.8% 3.5% 4.2% 7 0.2 33.1% $74.0 1.9% $3,797.6
2003 2.8% 2.5% 4.7% 10 0.2 31.6% $78.3 2.1% $3,815.3
2002 10.9% 10.6% 11.0% 13 0.2 30.6% $105.7 2.6% $4,014.6
2001 8.3% 7.8% 8.5% 12 0.1 34.1% $97.4 2.4% $4,022.9
2000 12.6% 12.1% 11.9% 12 0.2 37.1% $93.2 2.6% $3,551.7
Westwood Management Corp. claims compliance with the Global InvestmentPerformance Standards (GIPS®)
and has prepared and presented this report in compliance with the GIPS standards. Westwood Management has been independently verified for the periods January 1, 1995 through December 31, 2009.
Verification assesses whether (1) the firm has complied with all the composite construction requirements of the
GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Fixed Income Composite has been examined for the periods January 1, 1995 through December 31, 2009. The verification and performance examination reports are available upon request.
A composite of taxable and tax-exempt, fee-paying fully discretionary accounts that typically invests in investment grade fixed income securities with duration of 4.5 to 6.5 years and having comparable objectives.
Inception Date: January 1, 1985.
The minimum portfolio size for inclusion in the Fixed Composite is $5 million beginning 1/1/06.
PERFORMANCE RESULTS: FIXED INCOME COMPOSITE
January 1, 2000 through December 31, 2010
Reporting Currency: USD Creation Date: January 1994
Westwood ulitizes the beginning of period cash allocation method for all carve-out returns. Carve-Out returns were no longer utilized beginning January 1, 2010.
The Fixed Income Composite is benchmarked against the Barclays Government/Credit Index (LBG/C). The
Barclays Government/Credit Index is an unmanaged market index consisting of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than one-year maturity. The index is a fully invested index.
The standard fee schedule for Fixed Income institutional accounts is 0.40% on the first $10 million, negotiable thereafter.
FIXED INCOME FIXED INCOME
COMPOSITE RETURNS COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
Gross of
Fees
Net of
Fees
ANNUALIZED RETURNS CALENDAR YEARS
1 Year 5.9% 5.6% 6.6% 2010 5.9% 5.6% 6.6%
2 Years 5.6% 5.3% 5.6% 2009 5.3% 5.0% 4.5%
3 Years 6.5% 6.2% 5.6% 2008 8.3% 8.0% 5.7%
4 Years 6.7% 6.4% 6.0% 2007 7.3% 7.1% 7.2%
5 Years 6.2% 5.9% 5.6% 2006 4.1% 3.8% 3.8%
6 Years 5.6% 5.3% 5.0% 2005 2.9% 2.6% 2.4%
7 Years 5.4% 5.1% 4.9% 2004 3.8% 3.5% 4.2%
8 Years 5.0% 4.8% 4.9% 2003 2.8% 2.5% 4.7%
9 Years 5.7% 5.4% 5.5% 2002 10.9% 10.6% 11.0%
10 Years 5.9% 5.6% 5.8% 2001 8.3% 7.8% 8.5%
11 Years 6.5% 6.2% 6.4% 2000 12.6% 12.1% 11.9%
12 Years 5.9% 5.5% 5.6% 1999 -1.0% -1.5% -2.2%
13 Years 6.1% 5.8% 5.9% 1998 8.9% 8.3% 9.5%
14 Years 6.4% 6.0% 6.2% 1997 9.8% 9.4% 9.8%
15 Years 6.1% 5.8% 6.0% 1996 2.8% 2.3% 2.9%
16 Years 6.8% 6.4% 6.8% 1995 17.6% 17.3% 19.2%
17 Years 6.2% 5.8% 6.1% 1994 -3.5% -3.9% -3.5%
18 Years 6.5% 6.1% 6.4% 1993 12.7% 12.2% 11.0%
19 Years 6.6% 6.2% 6.5% 1992 8.4% 8.0% 7.6%
20 Years 7.2% 6.8% 6.9% 1991 18.1% 17.6% 16.1%
21 Years 7.3% 6.9% 7.0% 1990 9.2% 8.7% 8.3%
22 Years 7.5% 7.1% 7.3% 1989 12.1% 11.5% 14.2%
23 Years 7.6% 7.2% 7.3% 1988 9.3% 8.8% 7.6%
24 Years 7.5% 7.1% 7.1% 1987 6.4% 5.9% 2.3%
25 Years 7.7% 7.3% 7.4% 1986 12.9% 12.3% 15.6%
26 Years 8.3% 7.8% 7.9% 1985 22.8% 22.3% 21.3%
Since Inception
(1/1/85) 8.3% 7.8% 7.9%
BCGC BCGC